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                                                        EXHIBIT 10.55


                     FOURTH AMENDMENT TO GUARANTY AGREEMENT



         THIS FOURTH AMENDMENT TO GUARANTY AGREEMENT (the "Fourth Amendment"), dated as of November 25, 1996, is made by and between

         CONSO PRODUCTS COMPANY, a corporation organized and existing under the laws of the State of South Carolina (the "Guarantor"); and

         NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States (the "Bank").


RECITALS:
---------

         A. The Guarantor entered into that certain Guaranty Agreement, dated May 6, 1994 (the "Guaranty Agreement").

         B. The Guarantor and the Bank have agreed to modify and amend the Guaranty Agreement as set forth herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1.       The Guaranty Agreement is hereby amended as follows:

                  (a) The introductory paragraph of the Guaranty Agreement is amended in its entirety so that such paragraph now reads as follows:

                           THIS GUARANTY AGREEMENT, dated as of May 6, 1994,
                  as amended (the "Guaranty"), is given by

                           CONSO PRODUCTS COMPANY, a South Carolina
                  corporation (the "Guarantor"); and extended to

                           NATIONSBANK, N.A., a national banking association
                  with its principal offices located in Charlotte, North Carolina (the "Bank") for the benefit of

                           BRITISH TRIMMINGS LIMITED, an English company (the
                  "Borrower").

                  (b) Recital 1 is amended in its entirety so that such Recital now reads as follows:

                           1. The Bank has agreed to make loans (the "Loans") to the Borrower pursuant to the terms and conditions of that certain Promissory Note, dated November 25, 1996, executed by the Borrower in favor of


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                  the Bank in the original principal amount of up to
                  (pound)5,000,000 (the "Note").

                           2. Except as hereby modified, all the terms and
                  provisions of the Guaranty Agreement remain in full force and effect.

                           3. The Guarantor will execute such additional
                  documents as are reasonably requested by the Bank to reflect the terms and conditions of this Fourth Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Bank.

                           4. This Fourth Amendment may be executed in any
                  number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Fourth Amendment to produce or account for more than one counterpart.

                           5. This Fourth Amendment and all other documents
                  executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina.


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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be executed by their fully authorized officers as of the day and year first above written.


                                    CONSO PRODUCTS COMPANY

ATTEST:


By /s/ Konstance Findlay            By /s/ J. Cary Findlay
   ---------------------------         -----------------------------
Title Secretary                     Title Chairman
      ------------------------            --------------------------

      (Corporate Seal)


                                     NATIONSBANK, N.A.


                                     By: /s/ William A. Serenius
                                         ---------------------------
                                         William A. Serenius
                                         Senior Vice President



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